                                                                     Exhibit 4.2

                                                                  EXECUTION COPY

================================================================================


                         CABLEVISION SYSTEMS CORPORATION

                                     Issuer,

                                       to

                              THE BANK OF NEW YORK,

                                     Trustee

                                    INDENTURE

                            Dated as of April 6, 2004

                                 $1,000,000,000

                            8% Senior Notes due 2012

                        8% Series B Senior Notes due 2012

================================================================================

               RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT
                OF 1939 AND INDENTURE, DATED AS OF APRIL 6, 2004

TRUST INDENTURE ACT SECTION                                   INDENTURE SECTION
---------------------------                                  -------------------
Section 310(a)(1).........................................   608
           (a)(2).........................................   608
           (b)............................................   607, 609
Section 311(a)............................................   612
           (b)............................................   612
Section 312(a)............................................   607
           (b)............................................   607
           (c)............................................   701
Section 313...............................................   702
Section 314(a)............................................   703
           (a)(4).........................................   1013
           (c)(1).........................................   103
           (c)(2).........................................   103
           (e)............................................   103
Section 315(b)............................................   601
Section 316(a)(last sentence).............................   101 ("Outstanding")
           (a)(1)(A)......................................   502, 512
           (a)(1)(B)......................................   513
           (b)............................................   508
           (c)............................................   105(d)
Section 317(a)(1).........................................   503
           (a)(2).........................................   504
           (b)............................................   1003
Section 318(a)............................................   108

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
RECITALS.................................................................     1
RECITALS OF THE COMPANY..................................................     1
ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION......     1
   Section 101. Definitions..............................................     1
      "Acquired Indebtedness"............................................     2
      "Additional Securities"............................................     2
      "Adjusted Treasury Rate"...........................................     2
      "Affiliate"........................................................     2
      "Agent Members"....................................................     2
      "Annualized Operating Cash Flow"...................................     2
      "Average Life".....................................................     2
      "Bank Credit Agreement"............................................     2
      "Banks"............................................................     3
      "Board of Directors"...............................................     3
      "Board Resolution".................................................     3
      "Book-Entry Security"..............................................     3
      "Business Day".....................................................     3
      "Capital Stock"....................................................     3
      "Capitalized Lease Obligation".....................................     3
      "Cash Flow Ratio"..................................................     3
      "Commission".......................................................     3
      "Common Stock".....................................................     4
      "Company"..........................................................     4
      "Company Request" or "Company Order"...............................     4
      "Comparable Treasury Issue"........................................     4
      "Comparable Treasury Price"........................................     4
      "Consolidated Net Tangible Assets".................................     4
      "Corporate Trust Office"...........................................     4
      "corporation"......................................................     4
      "CSC Holdings".....................................................     5
      "Cumulative Cash Flow Credit"......................................     5
      "Cumulative Interest Expense"......................................     5
      "Debt".............................................................     5
      "Default"..........................................................     6
      "Depository".......................................................     6
      "Disqualified Stock"...............................................     6
      "Event of Default".................................................     6
      "Exchange Act".....................................................     6
      "Exchange Offer"...................................................     6
      "Exchange Offer Registration Statement"............................     6
      "Exchange Securities"..............................................     6
      "generally accepted accounting principles".........................     6

                                                                            PAGE
                                                                            ----
      "Global Security"..................................................     7
      "guarantee"........................................................     7
      "Holder"...........................................................     7
      "Indebtedness".....................................................     7
      "Indenture"........................................................     7
      "Initial Interest Payment Date"....................................     7
      "Initial Purchasers"...............................................     7
      "Initial Securities"...............................................     7
      "Interest Payment Date"............................................     7
      "Interest Swap Obligations"........................................     7
      "Investment".......................................................     8
      "Lease"............................................................     8
      "Lien".............................................................     8
      "Liquidated Damages"...............................................     8
      "Mandatorily Redeemable Preferred Stock"...........................     8
      "Maturity".........................................................     8
      "Officers' Certificate"............................................     9
      "Operating Cash Flow"..............................................     9
      "Opinion of Counsel"...............................................     9
      "Outstanding"......................................................     9
      "Paying Agent".....................................................    10
      "Permitted Liens"..................................................    10
      "Person"...........................................................    12
      "Physical Security"................................................    12
      "Predecessor Security".............................................    12
      "Preferred Stock"..................................................    12
      "Qualified Institutional Buyer" or "QIB"...........................    12
      "Quotation Agent"..................................................    12
      "Receivables and Related Assets"...................................    12
      "Redemption Date"..................................................    12
      "Redemption Price".................................................    12
      "Reference Treasury Dealer"........................................    13
      "Reference Treasury Dealer Quotations".............................    13
      "Refinancing Indebtedness".........................................    13
      "Registered Securities"............................................    13
      "Registration Rights Agreement"....................................    13
      "Regular Record Date"..............................................    13
      "Regulation S Global Security".....................................    13
      "Responsible Officer"..............................................    13
      "Restricted Payment"...............................................    14
      "Restricted Security"..............................................    14
      "Restricted Subsidiary"............................................    15
      "Rule 144A Global Security"........................................    15
      "Securities Act"...................................................    15
      "Securities Issue Date"............................................    15
      "Securitization Subsidiary"........................................    15

                                                                            PAGE
                                                                            ----
      "Security" and "Securities"........................................    15
      "Security Register" and "Security Registrar".......................    15
      "Senior Indebtedness"..............................................    16
      "Shelf Registration Statement".....................................    16
      "Special Record Date"..............................................    16
      "Stated Maturity"..................................................    16
      "Stock Payment"....................................................    16
      "subsidiary".......................................................    16
      "Subsidiary".......................................................    16
      "Trust Indenture Act"..............................................    16
      "Trustee"..........................................................    17
      "Unrestricted Subsidiary"..........................................    17
      "Voting Stock".....................................................    17
   Section 102. Other Definitions........................................    17
   Section 103. Compliance Certificates and Opinions.....................    17
   Section 104. Form of Documents Delivered to Trustee...................    18
   Section 105. Acts of Holders..........................................    18
   Section 106. Notices, Etc. to Trustee and Company.....................    20
   Section 107. Notice to Holders; Waiver................................    20
   Section 108. Conflict of Any Provision of Indenture with Trust
                   Indenture Act.........................................    20
   Section 109. Effect of Headings and Table of Contents.................    21
   Section 110. Successors and Assigns...................................    21
   Section 111. Separability Clause......................................    21
   Section 112. Benefits of Indenture....................................    21
   Section 113. Governing Law............................................    21
   Section 114. Legal Holidays...........................................    21
   Section 115. No Recourse Against Others...............................    21
ARTICLE TWO SECURITY FORMS...............................................    22
   Section 201. Forms Generally; Incorporation of Form in Indenture......    22
   Section 202. Form of Face of Security.................................    22
   Section 203. Form of Reverse of Security..............................    25
   Section 204. Form of Trustee's Certificate of Authentication..........    29
   Section 205. Form of Legend on Restricted Securities..................    29
   Section 206. Form of Legend for Book-Entry Securities.................    30
ARTICLE THREE THE SECURITIES.............................................    30
   Section 301. Title and Terms..........................................    30
   Section 302. Denominations............................................    31
   Section 303. Execution, Authentication, Delivery and Dating...........    31
   Section 304. Temporary Securities.....................................    33
   Section 305. Registration, Registration of Transfer and Exchange......    33
   Section 306. Mutilated, Destroyed, Lost and Stolen Securities.........    35
   Section 307. Payment of Interest; Interest Rights Preserved...........    35
   Section 308. Persons Deemed Owners....................................    36
   Section 309. Cancellation.............................................    37
   Section 310. Computation of Interest..................................    37
   Section 311. Registration Rights of Holders of Initial Securities.....    37

                                                                            PAGE
                                                                            ----
   Section 312. CUSIP Numbers............................................    37
   Section 313. Book-Entry Provisions for Global Securities..............    37
   Section 314. Special Transfer Provisions..............................    39
ARTICLE FOUR SATISFACTION AND DISCHARGE..................................    41
   Section 401. Satisfaction and Discharge of Indenture..................    41
   Section 402. Application of Trust Money...............................    42
ARTICLE FIVE REMEDIES....................................................    42
   Section 501. Events of Default........................................    42
   Section 502. Acceleration of Maturity; Rescission.....................    44
   Section 503. Collection of Indebtedness and Suits for Enforcement by
                   Trustee...............................................    45
   Section 504. Trustee May File Proofs of Claim.........................    46
   Section 505. Trustee May Enforce Claims Without Possession of
                   Securities............................................    46
   Section 506. Application of Money Collected...........................    47
   Section 507. Limitation on Suits......................................    47
   Section 508. Unconditional Right of Holders to Receive Principal and
                   Interest..............................................    48
   Section 509. Restoration of Rights and Remedies.......................    48
   Section 510. Rights and Remedies Cumulative...........................    48
   Section 511. Delay or Omission Not Waiver.............................    48
   Section 512. Control by Holders.......................................    48
   Section 513. Waiver of Past Defaults..................................    49
   Section 514. Undertaking for Costs....................................    49
   Section 515. Waiver of Stay, Extension or Usury Laws..................    50
ARTICLE SIX THE TRUSTEE..................................................    50
   Section 601. Certain Duties and Responsibilities......................    50
   Section 602. Certain Rights of Trustee................................    51
   Section 603. Not Responsible for Recitals or Issuance of Securities...    52
   Section 604. May Hold Securities......................................    53
   Section 605. Money Held in Trust......................................    53
   Section 606. Compensation and Reimbursement...........................    53
   Section 607. Conflicting Interests....................................    54
   Section 608. Corporate Trustee Required; Eligibility..................    54
   Section 609. Resignation and Removal; Appointment of Successor........    54
   Section 610. Acceptance of Appointment by Successor...................    55
   Section 611. Merger, Conversion, Consolidation or Succession to
                   Business..............................................    56
   Section 612. Preferential Collection of Claims Against Company........    56
   Section 613. Trustee's Application for Instructions from the Company..    56
   Section 614. Notice of Defaults.......................................    56
ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY..........    57
   Section 701. Disclosure of Names and Addresses of Holders.............    57
   Section 702. Reports by Trustee.......................................    57
   Section 703. Reports by Company.......................................    57
ARTICLE EIGHT CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE.......    58
   Section 801. Company May Consolidate, Etc., Only on Certain
                   Terms.................................................    58
   Section 802. Successor Substituted....................................    59
ARTICLE NINE SUPPLEMENTAL INDENTURES.....................................    59

                                                                            PAGE
                                                                            ----
   Section 901. Supplemental Indentures Without Consent of Holders.......    59
   Section 902. Supplemental Indentures with Consent of Holders..........    60
   Section 903. Execution of Supplemental Indentures.....................    60
   Section 904. Effect of Supplemental Indentures........................    61
   Section 905. Conformity with Trust Indenture Act......................    61
   Section 906. Reference in Securities to Supplemental Indentures.......    61
ARTICLE TEN COVENANTS....................................................    61
   Section 1001. Payment of Principal and Interest.......................    61
   Section 1002. Maintenance of Office or Agency.........................    61
   Section 1003. Money for Security Payments to Be Held in Trust.........    62
   Section 1004. Corporate Existence.....................................    63
   Section 1005. Payment of Taxes and Other Claims.......................    63
   Section 1006. Maintenance of Properties...............................    63
   Section 1007. Limitation on Indebtedness..............................    64
   Section 1008. Limitation on Liens.....................................    64
   Section 1009. Limitation on Restricted Payments.......................    64
   Section 1010. Limitation on Investments in Unrestricted
                    Subsidiaries and Affiliates..........................    65
   Section 1011. Transactions with Affiliates............................    66
   Section 1012. Provision of Financial Statements.......................    66
   Section 1013. Statement as to Compliance..............................    66
   Section 1014. Waiver of Certain Covenants.............................    67
   Section 1015. Statement by Officers as to Default.....................    67
ARTICLE ELEVEN REDEMPTION OF SECURITIES..................................    67
   Section 1101. Notices to Trustee......................................    67
   Section 1102. Selection of Securities to Be Redeemed..................    67
   Section 1103. Notice of Redemption....................................    68
   Section 1104. Effect of Notice of Redemption..........................    69
   Section 1105. Deposit of Redemption Price.............................    69
   Section 1106. Securities Redeemed in Part.............................    69
   Section 1107. Optional Redemption.....................................    69
ARTICLE TWELVE DEFEASANCE AND COVENANT DEFEASANCE........................    70
   Section 1201. Option to Effect Defeasance or Covenant Defeasance......    70
   Section 1202. Defeasance and Discharge................................    70
   Section 1203. Covenant Defeasance.....................................    70
   Section 1204. Conditions to Defeasance or Covenant Defeasance.........    71
   Section 1205. Deposited Money and U.S. Government Obligations to
                    Be Held in Trust; Other Miscellaneous Provisions.....    72
   Section 1206. Reinstatement...........................................    73

TESTIMONIUM..............................................................    81

SIGNATURES AND SEALS.....................................................    81

ACKNOWLEDGMENTS..........................................................    81

                                                                            PAGE
                                                                            ----
EXHIBIT A  List of Restricted Subsidiaries

EXHIBIT B  Form of Registration Rights Agreement

          INDENTURE dated as of April 6, 2004 between Cablevision Systems Corporation, a Delaware corporation (hereinafter called the "Company"), and The Bank of New York, a New York banking corporation, trustee (hereinafter called the "Trustee").

                             RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its 8% Senior Notes due 2012 (hereinafter called the "Initial Securities") and its 8% Series B Senior Notes due 2012 (the "Exchange Securities," and together with the Initial Securities and any Additional Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture;

          Upon the issuance of the Exchange Securities, if any, or the effectiveness of the Exchange Offer Registration Statement (as defined herein) or, under certain circumstances, the effectiveness of the Shelf Registration Statement (as defined herein), this Indenture shall be subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall to the extent applicable be governed by such provisions.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                  ARTICLE ONE

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          SECTION 101. DEFINITIONS.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as were generally accepted in the United States as of August 15, 1997; and

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Acquired Indebtedness" means Indebtedness of a Person (a) existing at the time such Person is merged with or into the Company or a Subsidiary or becomes a Subsidiary or (b) assumed in connection with the acquisition of assets from such Person.

          "Additional Securities" means an unlimited maximum aggregate principal amount of Securities (other than the Initial Securities and Exchange Securities) issued under this Indenture in accordance with Section 201 and subject to
Section 1007 hereof.

          "Adjusted Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent Members" has the meaning specified in Section 313.

          "Annualized Operating Cash Flow" means, for any period of three complete consecutive calendar months, an amount equal to Operating Cash Flow for such period multiplied by four.

          "Average Life" means, at any date of determination with respect to any debt security, the quotient obtained by dividing (a) the sum of the products of
(i) the number of years from such date of determination to the dates of each successive scheduled principal payment of such debt security and (ii) the amount of such principal payment by (b) the sum of all such principal payments.

          "Bank Credit Agreement" means the Seventh Amended and Restated Credit Agreement, dated as of June 26, 2001, among CSC Holdings; the Restricted Subsidiaries (other than CSC Holdings) party thereto; the banks party thereto; Toronto Dominion (Texas), Inc., as Administrative Agent; TD Securities (USA) Inc. and Banc of America Securities LLC, as Co-Lead Arrangers and Co-Book Managers; Bank of America, N.A. as Syndication Agent; The Bank of New York and The Bank of Nova Scotia, as Co-Documentation Agents and Arrangers; The Chase Manhattan Bank, as Co-Documentation Agent; Fleet National Bank, J.P. Morgan Securities Inc., Mizuho Financial Group and Salomon Smith Barney Inc., as Arrangers; Bank of

Montreal, Barclays Bank plc, BNP Paribas, Credit Lyonnais New York Branch, Dresdner Bank AG, New York and Grand Cayman branches, First Union National Bank, and Royal Bank of Canada as Managing Agents; and Societe Generale and Suntrust Bank, as Co-Agents, as amended by Amendment No. 1 thereto, dated July 20, 2001, Amendment No. 2 thereto, dated November 19, 2001, and Amendment No. 3 and Waiver, dated August 14, 2002, as in effect on the date hereof and as such agreement may be amended or replaced from time to time.

          "Banks" means the lenders from time to time who are parties to the Bank Credit Agreement.

          "Board of Directors" means the board of directors of the Company or any duly authorized committee of such board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

          "Book-Entry Security" means a Security represented by a Global Security and registered in the name of the nominee of the Depository.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

          "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date of this Indenture, including, without limitation, all Common Stock, Preferred Stock and Disqualified Stock.

          "Capitalized Lease Obligation" means any obligation of a Person to pay rent or other amounts under a lease with respect to any property, whether real, personal or mixed, acquired or leased by such Person and used in its business that is required to be accounted for as a liability on the balance sheet of such Person in accordance with generally accepted accounting principles, and the amount of such Capitalized Lease Obligation shall be the amount so required to be accounted for as a liability.

          "Cash Flow Ratio" means, as at any date, the ratio of (a) the sum of the aggregate outstanding principal amount of all Indebtedness of the Company and the Restricted Subsidiaries determined on a consolidated basis, but excluding all Interest Swap Obligations entered into by the Company or any Restricted Subsidiary and one of the Banks outstanding on such date, plus (but without duplication of Indebtedness supported by letters of credit) the aggregate undrawn face amount of all letters of credit outstanding on such date to (b) Annualized Operating Cash Flow determined as at the last day of the most recent month for which financial information is available.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this

Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" means, with respect to any Person, any and all shares, interests and participations (however designated and whether voting or non-voting) in such Person's common equity, whether now Outstanding or issued after the date of this Indenture, and includes, without limitation, all series and classes of such common stock.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of Trust Indenture Act Sections 310 through 317 as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the Securities for the purposes of complying with such provisions.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company (a) by its Chairman, Chief Executive Officer, a Vice Chairman, its President or a Vice President and (b) by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee; provided, however, that such written request or order may be signed by any two of the officers or directors listed in clause (a) above in lieu of being signed by one of such officers or directors listed in such clause (a) and one of the officers listed in clause (b) above.

          "Comparable Treasury Issue" means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

          "Comparable Treasury Price" means, with respect to any redemption date, (1) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the trustee obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such quotations.

          "Consolidated Net Tangible Assets" of any Person means, as of any date, (a) all amounts that would be shown as assets on a consolidated balance sheet of such Person and its Restricted Subsidiaries prepared in accordance with generally accepted accounting principles, less (b) the amount thereof constituting goodwill and other intangible assets as calculated in accordance with generally accepted accounting principles.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office on the date hereof is located at 101 Barclay Street, 8th Floor West, New York, New York 10286.

          "corporation" includes corporations, associations, partnerships, limited liability companies, companies and business trusts.

          "CSC Holdings" means CSC Holdings, Inc., a Delaware corporation, and its successors and assigns.

          "Cumulative Cash Flow Credit" means the sum of:

          (a) cumulative Operating Cash Flow during the period commencing on July 1, 1988 and ending on the last day of the most recent month preceding the date of the proposed Restricted Payment for which financial information is available or, if cumulative Operating Cash Flow for such period is negative, minus the amount by which cumulative Operating Cash Flow is less than zero, plus

          (b) the aggregate net proceeds received by the Company or CSC Holdings from the issuance or sale (other than to the Company or a Restricted Subsidiary) of its Capital Stock (other than Disqualified Stock) on or after January 1, 1992, plus

          (c) the aggregate net proceeds received by the Company or CSC Holdings from the issuance or sale (other than to the Company or a Restricted Subsidiary) of its Capital Stock (other than Disqualified Stock) on or after January 1, 1992, upon the conversion of, or exchange for, Indebtedness of the Company or any Restricted Subsidiary or from the exercise of any options, warrants or other rights to acquire Capital Stock of the Company or CSC Holdings.

For purposes of this definition, the net proceeds in property other than cash received by the Company or CSC Holdings as contemplated by clauses (b) and (c) above shall be valued at the fair market value of such property (as determined by the Board of Directors, whose good faith determination shall be conclusive) at the date of receipt by the Company or CSC Holdings.

          "Cumulative Interest Expense" means, for the period commencing on July 1, 1988 and ending on the last day of the most recent month preceding the proposed Restricted Payment for which financial information is available, the aggregate of the interest expense of the Company and its Restricted Subsidiaries (or the Restricted Subsidiaries for periods prior to the incorporation of the Company) for such period, determined on a consolidated basis in accordance with generally accepted accounting principles, including interest expense attributable to Capitalized Lease Obligations.

          "Debt" with respect to any Person means, without duplication, any liability, whether or not contingent, (a) in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements with respect thereto), but excluding reimbursement obligations under any surety bond, (b) representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capitalized Lease Obligations), except any such balance that constitutes a trade payable, (c) under Interest Swap Agreements (as defined in the Bank Credit Agreement) entered into pursuant to the Bank Credit Agreement, (d) under any other agreement related to the fixing of interest rates on any Indebtedness, such as an interest swap, cap or collar agreement (if and to the extent any of the foregoing liabilities would appear as a liability upon a balance sheet of such Person prepared on a consolidated basis in accordance with generally accepted accounting principles) or (e) guarantees of items of other Persons which would be included within this definition for such other Persons, whether or not the guarantee would appear on such balance sheet. "Debt" shall not include (a) Disqualified Stock, (b) any liability for federal, state or other taxes owed or owing by such person or (c) any accounts payable or other liability to trade creditors arising in the ordinary course of business (including guarantees thereof or instruments evidencing such liabilities).

          "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

          "Depository" means, with respect to the Securities issued in the form of one or more Book-Entry Securities, The Depository Trust Company or another Person designated as Depository by the Company, which must be a clearing agency registered under the Exchange Act.

          "Disqualified Stock" means any Capital Stock of the Company or any Restricted Subsidiary which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the maturity date of the Securities.

          "Event of Default" has the meaning specified in Article Five.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Offer" means the offer by the Company to the Holders of the Initial Securities or any Additional Securities to exchange all of the Initial Securities or such Additional Securities, as the case may be, for Exchange Securities, as provided for in the Registration Rights Agreement.

          "Exchange Offer Registration Statement" means the Exchange Offer Registration Statement as defined in the Registration Rights Agreement.

          "Exchange Securities" has the meaning specified in the first recital of this Indenture and refers to any Exchange Securities containing terms substantially identical to the Initial Securities and Additional Securities (except that (a) such Exchange Securities shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act, and
(b) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated) that are issued and exchanged for the Initial Securities and Additional Securities in accordance with the Exchange Offer, as provided for in the Registration Rights Agreement and this Indenture.

          "generally accepted accounting principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, which were in effect as of August 15, 1997.

          "Global Security" means one or more Securities evidencing all or a part of the Securities to be issued as Book-Entry Securities, issued to the Depository in accordance with Section 303 and bearing the legend prescribed in
Section 206 and, in the case of a Restricted Security, the legend prescribed in
Section 205.

          "guarantee" means, as applied to any obligation, (a) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation or (b) an agreement, direct or indirect, contingent or otherwise, providing assurance of the payment or performance (or payment of damages in the event of non-performance) of any part or all of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit. Notwithstanding anything herein to the contrary, a guarantee shall not include any agreement solely because such agreement creates a Lien on the assets of any Person. The amount of a guarantee shall be deemed to be the maximum amount of the obligation guaranteed for which the guarantor could be held liable under such guarantee.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" with respect to any Person means the Debt of such Person; provided that, for purposes of the definition of "Indebtedness" (including the term "Debt" to the extent incorporated in such definition) and for purposes of the definition of Event of Default, the term "guarantee" shall not be interpreted to extend to a guarantee under which recourse is limited to the Capital Stock of an entity that is not a Restricted Subsidiary.

          "Indenture" means this instrument as originally executed (including all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Initial Interest Payment Date" has the meaning specified in Section 3.01.

          "Initial Purchasers" means Citigroup Global Markets Inc., Banc of America Securities LLC, Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., BNY Capital Markets, Inc., Barclays Capital Inc., Dresdner Kleinwort Wasserstein Securities LLC, Mizuho International plc, SG Cowen Securities Corporation and Sun Trust Capital Markets, Inc.

          "Initial Securities" has the meaning specified in the recitals to this Indenture.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Swap Obligations" means, with respect to any Person, the obligations of such Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount.

          "Investment" means any advance, loan, account receivable (other than an account receivable arising in the ordinary course of business), or other extension of credit (excluding, however, accrued and unpaid interest in respect of any advance, loan or other extension of credit) or any capital contribution to (by means of transfers of property to others, payments for property or services for the account or use of others, or otherwise), any purchase or ownership of any stocks, bonds, notes, debentures or other securities (including, without limitation, any interests in any partnership, joint venture or joint adventure) of, or any bank accounts with or guarantee of any Indebtedness or other obligations of, any Unrestricted Subsidiary or Affiliate that is not a Subsidiary; provided that (a) the term "Investment" shall not include any transaction that would otherwise constitute an Investment of the Company or a Subsidiary to the extent that the consideration provided by the Company or such Subsidiary in connection therewith shall consist of Capital Stock of the Company (other than Disqualified Stock) and (b) the term "guarantee" shall not be interpreted to extend to a guarantee under which recourse is limited to the Capital Stock of an entity that is not a Restricted Subsidiary.

          "Lease" means any capital lease, operating lease, equipment lease, real property lease or other lease.

          "Lien" means any lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature of a security interest and any agreement to give any security interest). A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement.

          "Liquidated Damages" means all liquidated damages then owing pursuant to Section 4 of the Registration Rights Agreement, or, in the case of Additional Securities, the applicable section of the registration rights agreement entered into with respect to those Additional Securities.

          "Mandatorily Redeemable Preferred Stock" means the CSC Holdings' Series A Exchangeable Participating Preferred Stock, Series H Redeemable Exchangeable Preferred Stock, Series M Redeemable Exchangeable Preferred Stock and any series of preferred stock of CSC Holdings issued in exchange for, or the proceeds of which are used to repurchase, redeem, defease or otherwise acquire, all or any portion of the Series A Exchangeable Participating Preferred Stock, the Series H Redeemable Exchangeable Preferred Stock, Series M Redeemable Exchangeable Preferred Stock or any other Mandatorily Redeemable Preferred Stock.

          "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided whether at the Stated Maturity, by declaration of acceleration or otherwise.

          "Officers' Certificate" means a certificate signed by (a) the Chairman, Chief Executive Officer, a Vice Chairman, the President, a Vice President or the Treasurer of the Company and (b) the Secretary or an Assistant Secretary of the Company and delivered to the Trustee; provided, however, that such certificate may be signed by two of the officers or directors listed in clause (a) above in lieu of being signed by one of such officers or directors listed in such clause (a) and one of the officers listed in clause (b) above.

          "Operating Cash Flow" means, for any period, the sum of the following for the Company and the Restricted Subsidiaries (or the Restricted Subsidiaries for periods prior to the incorporation of the Company) for such period, determined on a consolidated basis in accordance with generally accepted accounting principles (except for the amortization of deferred installation income which shall be excluded from the calculation of Operating Cash Flow for all purposes of this Indenture): (a) aggregate operating revenues minus (b) aggregate operating expenses (including technical, programming, sales, selling, general and administrative expenses and salaries and other compensation, net of amounts allocated to Affiliates, paid to any general partner, director, officer or employee of the Company or any Restricted Subsidiary, but excluding interest, depreciation and amortization and the amount of non-cash compensation in respect of the Company's employee incentive stock programs for such period (not to exceed in the aggregate for any calendar year 7% of the Operating Cash Flow for the previous calendar year) and, to the extent otherwise included in operating expenses, any losses resulting from a write-off or write-down of Investments by the Company or any Restricted Subsidiary in Affiliates). For purposes of determining Operating Cash Flow, there shall be excluded all management fees until actually paid to the Company or any Restricted Subsidiary in cash.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company. Each such opinion shall include the statements provided for in Trust Indenture Act section 314 to the extent applicable.

          "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for whose payment or purchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities;

          (c) Securities, except to the extent provided in Sections 1202 and 1203, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Twelve; and

          (d) Securities paid pursuant to Section 306, Securities in exchange for which, or in lieu of which, other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that, in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, direction, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities, or any Affiliate of the Company, or such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, direction, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

          "Permitted Liens" means the following types of Liens:

          (a) Liens existing on the date of this Indenture;

          (b) Liens on shares of the Capital Stock of an entity that is not a Restricted Subsidiary, which Liens solely secure a guarantee by the Company or a Restricted Subsidiary, or both, of Indebtedness of such entity;

          (c) Liens on Receivables and Related Assets (and proceeds thereof) securing only Indebtedness otherwise permitted to be incurred by a Securitization Subsidiary;

          (d) Liens on shares of the Capital Stock of a Subsidiary securing Indebtedness under the Bank Credit Agreement or any renewal or replacement of the Bank Credit Agreement;

          (e) Liens granted in favor of the Company or any Restricted
     Subsidiary;

          (f) Liens securing the Securities;

          (g) Liens securing Acquired Indebtedness created prior to (and not in connection with or in contemplation of) the incurrence of such Indebtedness by the Company or a Restricted Subsidiary; provided that such Lien does not extend to any property or assets of the Company or any Restricted Subsidiary other than the assets acquired in connection with the incurrence of such Acquired Indebtedness;

          (h) Liens securing Interest Swap Obligations or "margin stock", as defined in Regulations G and U of the Board of Governors of the Federal Reserve System;

          (i) statutory Liens of landlords and carriers, warehousemen, mechanics, suppliers, materialmen, repairmen or other like Liens arising in the ordinary course of business of the Company or any Restricted Subsidiary and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings;

          (j) Liens for taxes, assessments, government charges or claims not yet due or that are being contested in good faith by appropriate proceedings;

          (k) zoning restrictions, easements, rights-of-way, restrictions and other similar charges or encumbrances or minor defects in title not interfering in any material respect with the business of the Company or any of its Restricted Subsidiaries;

          (l) Liens arising by reason of any judgment, decree or order of any court, arbitral tribunal or similar entity so long as any appropriate legal proceedings that may have been initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

          (m) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security or similar legislation;

          (n) Liens securing the performance of bids, tenders, Leases, contracts, franchises, public or statutory obligations, surety, stay or appeal bonds, or other similar obligations arising in the ordinary course of business;

          (o) Leases under which the Company or any Restricted Subsidiary is the lessee or the lessor;

          (p) purchase money mortgages or other purchase money liens (including without limitation any Capitalized Lease Obligations) upon any fixed or capital assets acquired after the date of this Indenture, or purchase money mortgages (including without limitation Capitalized Lease Obligations) on any such assets hereafter acquired or existing at the time of acquisition of such assets, whether or not assumed, so long as (i) such mortgage or lien does not extend to or cover any other asset of the Company or any Restricted Subsidiary and (ii) such mortgage or lien secures the obligation to pay the purchase price of such asset, interest thereon and other charges incurred in connection therewith (or the obligation under such Capitalized Lease Obligation) only;

          (q) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof;

          (r) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual, or warranty requirements of the Company or any of its Restricted Subsidiaries, including rights of offset and set-off;

          (s) Liens to secure other Indebtedness; provided, however, that the principal amount of any Indebtedness secured by such Liens, together with the principal amount of any Indebtedness refinancing any Indebtedness incurred under this clause (s) as permitted by clause (t) below (and successive refinancings thereof), may not exceed 15% of the Company's Consolidated Net Tangible Assets as of the last day of the Company's most recently completed fiscal year for which financial information is available; and

          (t) any extension, renewal or replacement, in whole or in part, of any Lien described in the foregoing clauses (a) through (s); provided that any such extension, renewal or replacement shall be no more restrictive in any material respect than the Lien so extended, renewed or replaced and shall not extend to any additional property or assets.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Physical Security" has the meaning specified in Section 303.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

          "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock, whether now Outstanding or issued after the date of this Indenture, and includes, without limitation, all classes and series of preferred or preference stock.

          "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

          "Quotation Agent" means the Reference Treasury Dealer appointed by the trustee after consultation with the Company.

          "Receivables and Related Assets" means (a) accounts receivable, instruments, chattel paper, obligations, general intangibles, equipment and other similar assets, including interests in merchandise or goods, the sale or Lease of which gives rise to the foregoing, related contractual rights, guarantees, insurance proceeds, collections and other related assets, (b) equipment, (c) inventory and (d) proceeds of all of the foregoing.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price" has the meaning specified in Section 1107.

          "Reference Treasury Dealer" means (1) Citigroup Global Markets Inc. and its successors; provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer; and (2) any other Primary Treasury Dealers selected by the Trustee after consultation with the Company.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and ask prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

          "Refinancing Indebtedness" means Indebtedness of the Company incurred to redeem, repurchase, defease or otherwise acquire or retire for value other Indebtedness that is subordinate in right of payment to the Securities, so long as any such new Indebtedness (a) is made subordinate to the Securities at least to the same extent as the Indebtedness being refinanced and (b) does not have
(i) an Average Life less than the Average Life of the Indebtedness being refinanced, (ii) a final scheduled maturity earlier than the final scheduled maturity of the Indebtedness being refinanced, or (iii) permit redemption at the option of the holder earlier than the earlier of (A) the final scheduled maturity of the Indebtedness being refinanced or (B) any date of redemption at the option of the holder of the Indebtedness being refinanced.

          "Registered Securities" means Securities issued or sold in a transaction pursuant to an effective registration statement under the Securities Act of 1933, as amended, as contemplated in the Registration Rights Agreement, and any Exchange Security subsequently issued in exchange for or upon transfer of any such Security.

          "Registration Rights Agreement" means, with respect to the Initial Securities, the Registration Rights Agreement, dated April 6, 2004, among the Company and the Initial Purchasers, a form of which Registration Rights Agreement is attached hereto as Exhibit B, and, with respect to any Additional Securities, one or more registration rights agreements between the Company and the other parties thereto, as such agreement(s) may be amended, modified or supplemented from time to time, relating to rights given by the Company to the purchasers of Additional Securities to register such Additional Securities under the Securities Act.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the April 1 or October 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S Global Security" has the meaning specified in Section
303.

          "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers or assigned by the Trustee to administer corporate trust matters at its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Payment" means:

          (a) any Stock Payment by the Company or a Restricted Subsidiary;

          (b) any direct or indirect payment by the Company or a Restricted Subsidiary to redeem, purchase, defease or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Company that is subordinate in right of payment to the Securities; provided, however, that any direct or indirect payment by the Company or a Restricted Subsidiary to redeem, purchase, defease or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness that is subordinate in right of payment to the Securities shall not be a Restricted Payment if either (i) after giving effect thereto, the ratio of the Senior Indebtedness of the Company and the Restricted Subsidiaries to Annualized Operating Cash Flow determined as of the last day of the most recent month for which financial information is available is less than or equal to 5 to 1 or (ii) such subordinate Indebtedness is redeemed, purchased, defeased or otherwise acquired or retired in exchange for, or out of (x) the proceeds of a sale (within one year before or 180 days after such redemption, purchase, defeasance, acquisition or retirement) of Refinancing Indebtedness or Capital Stock of the Company or warrants, rights or options to acquire Capital Stock of the Company or (y) any source of funds other than the incurrence of Indebtedness (it being understood that the use of such funds to repay Indebtedness that is later reborrowed to redeem, purchase, defease or otherwise acquire or retire the subordinate Indebtedness shall be considered a source of funds other than the incurrence of Indebtedness); or

          (c) any direct or indirect payment by the Company or a Restricted Subsidiary to redeem, purchase, defease or otherwise acquire or retire for value any Disqualified Stock at its mandatory redemption date or other maturity date if and to the extent that Indebtedness that is not subordinate in right of payment to the Securities is incurred to finance such redemption, purchase, defeasance or other acquisition or retirement; provided, however, that the redemption, purchase, defeasance or other acquisition or retirement of mandatorily redeemable preferred stock at its mandatory redemption or other maturity date shall not be a Restricted Payment if and to the extent any Indebtedness incurred to finance all or a portion of the purchase or redemption price does not have a final scheduled maturity date, or permit redemption at the option of the holder thereof, earlier than the final scheduled maturity of the Securities.

Notwithstanding the foregoing, Restricted Payments shall not include (a) payments by any Restricted Subsidiary to the Company or any other Restricted Subsidiary, (b) any Investment or designation of a Restricted Subsidiary as an Unrestricted Subsidiary permitted under Section 1010 or (c) any redemption, purchase, defeasance or other acquisition or retirement of the Mandatorily Redeemable Preferred Stock.

          "Restricted Security" has the meaning specified in Section 205.

          "Restricted Subsidiary" means CSC Holdings and any other Subsidiary, whether existing on the date hereof or created subsequent thereto, designated from time to time by the Company as a "Restricted Subsidiary" (the initial Restricted Subsidiaries designated by the Company being set forth on Exhibit A); provided, however, that no Subsidiary (other than CSC Holdings) that is not a Securitization Subsidiary can be or remain so designated unless (a) at least 67% of each of the total equity interest and the voting control of such Subsidiary is owned, directly or indirectly, by the Company or another Restricted Subsidiary and (b) such Subsidiary is not restricted, pursuant to the terms of any loan agreement, note, indenture or other evidence of indebtedness, from (i) paying dividends or making any distribution on such Subsidiary's Capital Stock or other equity securities or paying any Indebtedness owed to the Company or to any Restricted Subsidiary, (ii) making any loans or advances to the Company or any Restricted Subsidiary or (iii) transferring any of its properties or assets to the Company or any Restricted Subsidiary (it being understood that a financial covenant any of the components of which are directly impacted by the taking of the action (e.g., the payment of a dividend) itself (such as a minimum net worth test) would be deemed to be a restriction on the foregoing actions, while a financial covenant none of the components of which is directly impacted by the taking of the action (e.g., the payment of a dividend) itself (such as a debt to cash flow test) would not be deemed to be a restriction on the foregoing actions); and provided further that the Company may, from time to time, redesignate any Restricted Subsidiary (other than CSC Holdings) as an Unrestricted Subsidiary in accordance with Section 1010.

          "Rule 144A Global Security" has the meaning specified in Section 303.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Securities Issue Date" means April 6, 2004 with respect to the Initial Securities, the date of original issuance of the Exchange Securities with respect to the Exchange Securities, and the date of original issuance of the Additional Securities with respect to any Additional Securities.

          "Securitization Subsidiary" means a Restricted Subsidiary that is established for the limited purpose of acquiring and financing Receivables and Related Assets and engaging in activities ancillary thereto; provided that (a) no portion of the Indebtedness of a Securitization Subsidiary is guaranteed by or is recourse to the Company or any other Restricted Subsidiary (other than recourse for customary representations, warranties, covenants and indemnities, none of which shall relate to the collectibility of the Receivables and Related Assets) and (b) none of the Company or any other Restricted Subsidiary has any obligation to maintain or preserve such Securitization Subsidiary's financial condition.

          "Security" and "Securities" have the meaning specified in the second paragraph of this Indenture, such terms to include the Initial Securities, the Exchange Securities and any Additional Securities. The Initial Securities, the Exchange Securities and any Additional Securities shall be treated as a single class for all purposes under this Indenture.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Senior Indebtedness" means, with respect to any Person, all principal of, premium, if any, and interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to such Person whether or not a claim for post filing interest is allowed in such proceedings) with respect to all Indebtedness of such Person; provided that Senior Indebtedness shall not include (a) any Indebtedness of such Person that, by its terms or the terms of the instrument creating or evidencing such Indebtedness, is expressly subordinate in right of payment to the Securities,
(b) any guarantee of Indebtedness of any subsidiary of such Person if recourse against such guarantee is limited to the Capital Stock or other equity interests of such subsidiary, (c) any obligation of such Person to any subsidiary of such Person or, in the case of a Restricted Subsidiary, to the Company or any other Subsidiary or (d) any Indebtedness of such Person (and any accrued and unpaid interest in respect thereof) which is subordinate or junior in any respect to any other Indebtedness or other obligation of such Person.

          "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

          "Special Record Date" means a date fixed by the Trustee for the payment of any Defaulted Interest pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Stock Payment" means, with respect to any Person, the payment or declaration of any dividend, either in cash or in property (except dividends payable in Common Stock or common shares of Capital Stock of such Person), or the making by such Person of any other distribution, on account of any shares of any class of its Capital Stock, now or hereafter outstanding, or the redemption, purchase, retirement or other acquisition or retirement for value by such Person, directly or indirectly, of any shares of any class of its Capital Stock, now or hereafter outstanding, other than the redemption, purchase, defeasance or other acquisition or retirement for value of any Disqualified Stock at its mandatory redemption date or other maturity date.

          "subsidiary" means, as to a particular parent entity at any time, any entity of which more than 50% of the outstanding Voting Stock or other equity interest entitled ordinarily to vote in the election of the directors or other governing body (however designated) of such entity is at the time beneficially owned or controlled directly or indirectly by such parent corporation, by one or more such entities or by such parent corporation and one or more such entities.

          "Subsidiary" means any subsidiary of the Company.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that, in the event that the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Unrestricted Subsidiary" means any Subsidiary that is not a Restricted Subsidiary.

          "Voting Stock" means any Capital Stock having voting power under ordinary circumstances to vote in the election of the directors of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          SECTION 102. OTHER DEFINITIONS.

                                                                        DEFINED
                                TERM                                  IN SECTION
                                ----                                  ----------
"Act" .............................................................       105
"Bankruptcy Law" ..................................................       501
"covenant defeasance" .............................................      1203
"Custodian" .......................................................       501
"defeasance" ......................................................      1202
"Defaulted Interest" ..............................................       307
"incorporated provision" ..........................................       108
"redesignation of a Restricted Subsidiary" ........................      1010
"Restricted Security" .............................................       205
"Security Register" ...............................................       305
"Security Registrar" ..............................................       305
"successor" .......................................................       801
"U.S. Government Obligations" .....................................      1204

          SECTION 103. COMPLIANCE CERTIFICATES AND OPINIONS.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion (other than the certificates required by Section 1013) with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 104. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 105. ACTS OF HOLDERS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Trust Indenture Act
Section 315) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 105.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner that the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act
Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed.

          If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          SECTION 106. NOTICES, ETC. TO TRUSTEE AND COMPANY.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee by any Holder, the agents of the Banks or the Company shall be sufficient for every purpose hereunder if made, given, furnished or delivered, in writing (which may be via facsimile), to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration; or

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or delivered in writing to the Company addressed to it c/o Cablevision Systems Corporation, 1111 Stewart Avenue, Bethpage, New York 11714, Attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

          SECTION 107. NOTICE TO HOLDERS; WAIVER.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          SECTION 108. CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT.

          If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Trust Indenture Act Sections 310 to 318, inclusive, or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such Trust Indenture Act Sections, such imposed duties or incorporated provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

          SECTION 109. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 110. SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company shall bind its respective successors and assigns, whether so expressed or not.

          SECTION 111. SEPARABILITY CLAUSE.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 112. BENEFITS OF INDENTURE.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent and the Holders) any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 113. GOVERNING LAW.

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

          This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

          SECTION 114. LEGAL HOLIDAYS.

          In any case where any Interest Payment Date, any date established for payment of Defaulted Interest pursuant to Section 307, or any Maturity with respect to any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, or date established for payment of Defaulted Interest pursuant to Section 307, or Maturity, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, or date established for payment of Defaulted Interest pursuant to Section 307, or Maturity, as the case may be, to the next succeeding Business Day.

          SECTION 115. NO RECOURSE AGAINST OTHERS.

          A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting any of the Securities waives and releases all such liability.

                                  ARTICLE TWO

                                 SECURITY FORMS

          SECTION 201. FORMS GENERALLY; INCORPORATION OF FORM IN INDENTURE.

          The Securities and the Trustee's certificate of authentication with respect thereto shall be in substantially the forms set forth in this Article, with such appropriate legends, insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security. Each Security shall be dated the date of its authentication.

          The definitive Securities shall be typewritten, printed, lithographed, engraved or otherwise produced or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          SECTION 202. FORM OF FACE OF SECURITY.

                         CABLEVISION SYSTEMS CORPORATION

          8% [Series B]* Senior Notes due 2012

No. ______                                                          $___________
                                                           CUSIP No. ___________

          Cablevision Systems Corporation, a Delaware corporation (herein called the "Company", which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________ or registered assigns the principal sum of ______ Dollars on April 15, 2012, at the office or agency of the Company referred to below, and to pay interest thereon on [ ]**, and semiannually thereafter, on April 15 and October 15 in each year from the Securities Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate of 8% per annum

----------
*    Include only for Exchange Securities.

** In the case of an Initial Security, insert October 15, 2004. In the case of any Security other than an Initial Security, insert the relevant Initial Interest Payment Date.

until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date of the Interest Payment Date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for.

          [The Holder of this Security is entitled to the benefits of the Registration Rights Agreement, dated April 6, 2004 (the "Registration Rights Agreement"), between the Company and the Initial Purchasers named therein. In the event that an exchange offer (the "Exchange Offer") for this Initial Security is not consummated or a registration statement under the Securities Act with respect to resales of this Security (the "Shelf Registration Statement") is not declared effective by the Commission on or prior to May 11, 2005, in either case, in accordance with the Registration Rights Agreement, the aforesaid interest rate borne by this Security shall be increased by one-quarter of one percent per annum for the first 90 days following May 11, 2005. Such interest rate shall increase by an additional one-quarter of one percent per annum thereafter, up to a maximum aggregate increase of one half of one percent per annum. Upon the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, the interest rate borne by this Security shall be reduced to 8% per annum.]***

          If any interest has accrued on this Security in respect of any period prior to the issuance of this Security, such interest shall be payable in respect of such period at the rate or rates borne by the Predecessor Security surrendered in exchange for this Security from time to time during such period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 1 or October 1 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and interest on such defaulted interest at the interest rate borne by this Security, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of the principal of and interest on this Security shall be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth

----------
*** Include only for Initial Securities. In the case of any Additional Securities, briefly describe terms of the applicable registration rights agreement.

at this place.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                        CABLEVISION SYSTEMS CORPORATION


                                        By
                                           -------------------------------------

Attest:


By
   ----------------------------------

          SECTION 203. FORM OF REVERSE OF SECURITY.

          This Security is one of a duly authorized issue of securities of the Company designated as its 8% [Series B]* Senior Notes due 2012 (herein called the "Securities"), which may be issued under an indenture (herein called the "Indenture") dated as of April 6, 2004, between the Company and The Bank of New York, trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee, the holders of the Senior Indebtedness and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,000,000,000; provided, however, that the Company may from time to time, without notice to or the consent of the Holders of Securities, create and issue further Securities of this series (the "Additional Securities") having the same terms and ranking equally and ratably with the Securities of this series in all respects and with the same CUSIP number as the Securities of this series, or in all respects except for payment of interest accruing prior to the issue date of such Additional Securities or except for the first payment of interest following the issue date of such Additional Securities. Any Additional Securities shall be consolidated and form a single series with the Securities and shall have the same terms as to status, redemption and otherwise as the Securities. Any Additional Securities may be issued pursuant to authorization provided by a resolution of the Board of Directors of the Company, a supplement to the Indenture, or under an Officers' Certificate pursuant to the Indenture. No Additional Securities may be issued if an Event of Default has occurred with respect to the Securities of this series.

          [This Security is exchangeable under certain circumstances as provided in the Indenture for the Company's 8% Series B Senior Notes due 2012 (herein called the "Exchange Securities"), issued under the Indenture. Unless the context otherwise requires, the Securities and Exchange Securities shall constitute one series for all purposes under the Indenture, including without limitation amendments and waivers.]**

          At its option, the Company may redeem this Security, in whole or in part, at any time and from time to time at a redemption price equal to the greater of (a) 100% of the principal amount of this Security to be redeemed, or
(b) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any Liquidated Damages or any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 50 basis points, plus, in each case, accrued and unpaid interest to the Redemption Date. Any redemption of this Security shall be made pursuant to the provisions of Sections 1101 through 1106 of the Indenture.

          If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the

----------
*    Include only for Exchange Securities.

**   Include only for Initial Securities and any Additional Securities.

Indenture.

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, in each case, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

          This Security does not have the benefit of any sinking fund obligations.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection with any registration of transfer or exchange.

          Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

          This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

          All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                           CERTIFICATE OF TRANSFER***

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers this Security to

--------------------------------------------------------------------------------
       (Please typewrite or print name and taxpayer identification number)

--------------------------------------------------------------------------------
                       (Please typewrite or print address)

and hereby irrevocably constitutes and appoints _______________________________ his attorney to transfer the same on the books of the Company, with full power of substitution in the premises.

          In connection with any transfer of all or any portion of the Security evidenced by this certificate for as long as such Security is a Restricted Security, the undersigned confirms that such Security is being transferred:

     [ ] (a) Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act");

          or

     [ ] (b) Pursuant to offers and sales to non-U.S. Persons that occur outside the United States within the meaning of Regulation S under the Securities Act;

          Unless one of the boxes above is checked, the Trustee shall refuse to register all or any portion of the Security evidenced by this certificate in the name of any person other than

----------
***  Include only for Initial Securities and any Additional Securities.

the registered holder thereof (or hereof); provided, however, that the Trustee may, in its sole discretion, register the transfer of such Security if it has received such certifications, legal opinions and/or other information as it has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Dated:
       ------------------------------


Signature
          ---------------------------

NOTE: The signature to this assignment must correspond with the name as written upon the face of this Security in every particular, without alteration or enlargement, or any change whatever.

              TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A (including the information specified in Rule 144(d)(4)) or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
       ------------------------------   ----------------------------------------
                                        To be signed by an executive officer

                 SCHEDULE OF EXCHANGES FOR DEFINITIVE SECURITIES

     The following exchanges of a part of this Security in global form for definitive Securities or of definitive Securities for a part of this Security in global form have been made:

                                                Principal
              Amount of        Amount of        Amount of     Signature of
             decrease in      increase in     this Security    authorized
              Principal        Principal     in global form   signatory of
              Amount of        Amount of     following such    Trustee or
 Date of    this Security    this Security    decrease (or     Securities
Exchange   in global form   in global form      increase)       Custodian
--------   --------------   --------------   --------------   ------------


          SECTION 204. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities referred to in the within-mentioned Indenture.

                                        THE BANK OF NEW YORK,
                                        as Trustee


                                        By
                                           -------------------------------------
                                           Authorized Signatory
Dated:
       ---------------------

          SECTION 205. FORM OF LEGEND ON RESTRICTED SECURITIES.

          During the period beginning on the Securities Issue Date with respect to a Security that is not an Exchange Security and ending on the later of the date occurring two years after such date and the date occurring two years after the last date on which the Company or any Affiliate of the Company was the owner of such Security (or any Predecessor Security), any such Security issued or owned during the period set forth above, as the case may be, and any Security (other than an Exchange Security) issued upon registration of transfer of, or in exchange for, or in lieu of, such Security shall be deemed a "Restricted Security" and shall be subject to the restrictions on transfer provided in the legend set forth below; provided, however, that the term "Restricted Security" shall not include (a) any Security which is issued upon transfer of, or in exchange for, any Security which is not a Restricted Security or (b) any Security (other than an Exchange Security) as to which such restrictions on transfer have been terminated in accordance with Section 314 or (c) any Exchange Security issued pursuant to an Exchange Offer. Any Restricted Security shall bear a legend in substantially the following form:

          THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")), OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, (2) AGREES TO OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE ORIGINAL ISSUE HEREOF ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS

     DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.

          SECTION 206. FORM OF LEGEND FOR BOOK-ENTRY SECURITIES.

          Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                  ARTICLE THREE

                                 THE SECURITIES

          SECTION 301. TITLE AND TERMS.

          The aggregate principal amount of Initial Securities that may be authenticated and delivered under this Indenture is limited to $1,000,000,000 and the aggregate principal amount of Exchange Securities and Additional Securities is unlimited, except, in each case, for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 303, 304, 305, 306 or 906.

          The Initial Securities and the Additional Securities, if any, shall be known and designated as the "8% Senior Notes due 2012" and the Exchange Securities shall be known and designated as the "8% Series B Senior Notes due 2012" of the Company. Their Stated Maturity shall be April 15, 2012, and they shall bear interest at the rate of 8% per annum (except as otherwise provided for in the form of Security) from the relevant Securities Issue Date, or the most recent Interest Payment Date to which interest has been paid or duly provided for on a given Security or a Security surrendered in exchange for such Security, as the case may be, payable on the relevant Initial Interest Payment Date (as defined below) and semiannually thereafter on April 15 and October 15 of each year and at said Stated Maturity, until the principal thereof is paid or duly provided for. The term "Initial Interest Payment Date" means (a) with respect to any Security other than the Initial Securities, the first April 15 or October 15 occurring after the Securities Issue Date for such Security and (b) with respect to each Initial Security, October 15, 2004. The Initial Securities, the Exchange Securities and any Additional Securities issued hereunder shall rank pari passu.

          The principal of and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, cash interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

          The Securities are subject to redemption at the option of the Company on terms and in the manner set forth in Sections 1101 through 1106 hereof.

          At the election of the Company, the entire indebtedness represented by the Securities or certain of the Company's obligations and covenants and certain Events of Default thereunder may be defeased as provided in Article Twelve.

          The Securities shall be senior unsecured obligations of the Company and shall rank pari passu in right of payment with all existing and future unsubordinated indebtedness of the Company.

          SECTION 302. DENOMINATIONS.

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

          SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          The Securities shall be executed on behalf of the Company by any one of the following: its Chairman, Chief Executive Officer, one of its Vice Chairmen, its President or one of its Vice Presidents and attested by one of its Vice Presidents or its Secretary or one of its

Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          The Trustee shall (upon Company Order) authenticate and deliver (a) the Initial Securities for original issue in an aggregate principal amount of up to $1,000,000,000, (b) the Exchange Securities for issue only in a registered Exchange Offer pursuant to the Registration Rights Agreement for a like principal amount of the Initial Securities or Additional Securities, if any, and
(c) Additional Securities as set forth below.

          Each Security shall be dated the date of its authentication.

          No Security endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of one of its duly authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

          In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the successor Person which shall have received a conveyance, transfer, Lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, Lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon written order of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of any Holder but without expense to such Holder, shall provide for the exchange of all Securities at the time Outstanding held by such Holder for Securities authenticated and delivered in such new name.

          Except as described below, the Securities shall be deposited with, or on behalf of, the Depository, and registered in the name of the Depository or the nominee of the Depository in the form of one or more global note certificates (each a "Rule 144A Global Security"), for credit to the respective accounts of the beneficial owners of the Securities represented thereby. The

Rule 144A Global Securities shall bear the legend set forth in Section 206 and, in the case of Restricted Securities, the legend set forth in Section 205.

          Securities purchased by persons outside the United States pursuant to sales in accordance with Regulation S under the Securities Act shall be deposited with, or on behalf of, the Depository, and registered in the name of the Depository or the nominee of the Depository in the form of one or more global note certificates (each a "Regulation S Global Security"), for credit to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Securities shall be credited to or through accounts maintained at the Depository by or on behalf of the Euroclear System or Cedel Bank, S.A. Securities represented by a Regulation S Global Security shall not be exchangeable for Securities in registered definitive form (each a "Physical Security") until the expiration of the "40-day restricted period" within the meaning of Rule 903(c)(3) of Regulation S under the Securities Act. The Regulation S Global Securities shall bear the legend set forth in Section 206 and, in the case of Restricted Securities, the legend set forth in Section 205.

          The Company may, subject to Article Ten of this Indenture and applicable law, issue under this Indenture Additional Securities and Exchange Securities therefor; provided, however, that the Company may not issue any Additional Securities if an Event of Default with respect to any Outstanding Securities shall have occurred and be continuing at the time of such issuance. All Securities issued under this Indenture shall be treated as a single class for all purposes under this Indenture.

          SECTION 304. TEMPORARY SECURITIES.

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are typewritten, printed, lithographed, engraved or otherwise produced or produced by any combination of these methods, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. Such Security Register shall distinguish between Initial Securities, Exchange Securities and Additional Securities.

          Except as otherwise described in this Article Three, upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations and of a like aggregate principal amount.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations and of a like aggregate principal amount upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive; provided that no exchange of Initial Securities or Additional Securities for Exchange Securities shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission, the Trustee shall have received an Officers' Certificate confirming that the Exchange Offer Registration Statement has been declared effective by the Commission and the Initial Securities or Additional Securities to be exchanged for the Exchange Securities shall be canceled by the Trustee.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and (subject to the provisions in the Initial Securities regarding the payment of additional interest) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer, or for exchange, shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          Every Restricted Security shall be subject to, and no transfer shall be made other than in accordance with, the restrictions on transfer provided in the legend set forth on the form of the face of each Restricted Security and the restrictions set forth in this Article Three, and the Holder of each Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer.

          The Security Registrar shall notify the Company of any proposed transfer of a Restricted Security to any Person.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303, 304 or 906 not involving any transfer.

          The Company shall not be required to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before an Interest Payment Date and ending on the close of business on such Interest Payment Date.

          SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

          If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay such Security.

          Upon the issuance of any replacement Securities under this Section 306, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every replacement Security issued pursuant to this Section 306 in lieu of any destroyed, lost or stolen Security shall constitute a contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section 306 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest that shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

          (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section 307, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 308. PERSONS DEEMED OWNERS.

          Prior to the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section
307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 309. CANCELLATION.

          All Securities surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 309, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by the Company pursuant to a Company Order, provided, however, that the Trustee shall not be required to destroy such canceled Securities.

          SECTION 310. COMPUTATION OF INTEREST.

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 311. REGISTRATION RIGHTS OF HOLDERS OF INITIAL SECURITIES.

          Pursuant to the terms of the Registration Rights Agreement, holders of Initial Securities and holders of Additional Securities, if any, shall be entitled to the benefits of the Registration Rights Agreement.

          SECTION 312. CUSIP NUMBERS.

          The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers, and, if so, the Trustee shall use such "CUSIP" numbers in addition to serial numbers in notices of repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such repurchase shall not be affected by any defect in or omission of such "CUSIP" numbers. The Company shall promptly notify the Trustee of any change in the "CUSIP" numbers.

          SECTION 313. BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITIES.

          (a) The Global Securities initially shall (i) be registered in the name of the Depository or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Section 206 and, in the case of Restricted Securities in the form of Global Securities, Section 205.

          Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

          (b) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in a Rule 144A Global Security may be transferred or exchanged for interests in a Regulation S Global Security, and interests of beneficial owners in a Regulation S Global Security may be transferred or exchanged for interests in a Rule 144A Global Security, in each case in accordance with the rules and procedures of the Depository and the provisions of Section 314. Interests of beneficial owners in the Global Securities may be transferred or exchanged for Physical Securities in accordance with the rules and procedures of the Depository and the provisions of Section 314.

          In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if (i) the Depository notifies the Company that it is unwilling or unable to continue as a depository for such Global Security or if at any time the Depository ceases to be a clearing agency registered under the Exchange Act, and a successor depository is not appointed by the Company within 90 days, (ii) there shall have occurred and be continuing an Event of Default with respect to the Securities represented by such Global Security or (iii) the Company at any time determines not to have Securities represented by a Global Security.

          Except as provided above, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security, whether pursuant to this Section 313, Section 304, 305, 306 or 906 or otherwise, shall also be a Global Security and bear the legend specified in
Section 206.

          (c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Security to beneficial owners pursuant to paragraph (b), the Security Registrar shall (if one or more Physical Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and principal amount of authorized denominations.

          (d) In connection with the transfer of Global Securities as an entirety to beneficial owners pursuant to paragraph (b), the Global Securities shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Securities, an equal aggregate principal amount of Physical Securities of like tenor of authorized denominations.

          (e) Any Physical Security delivered in exchange for an interest in a Global Security pursuant to paragraph (b) or (c) of this Section 313 shall, except as otherwise provided by clause (1)(x) of paragraph (a) and by paragraph
(d) of Section 314, bear the legend set forth in Section 205.

          (f) The Holder of any Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action that a Holder is entitled to take under this Indenture or the Securities.

          SECTION 314. SPECIAL TRANSFER PROVISIONS.

          (a) Transfers to Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Restricted Security to any non-U.S. person:

          (i) the Security Registrar shall register the transfer of any Restricted Security if (x) the requested transfer is not prior to the date which is two years (or such other period as may be prescribed by Rule 144(k) under the Securities Act or any successor provision thereunder) after the later of the original issue date of such Security (or of any Predecessor Security) or the last day on which the Company or any Affiliate of the Company was the owner of such Security or any Predecessor Security or (y) the proposed transferee has checked the box provided for on the form of Security stating, and has provided to the Security Registrar such certifications, opinions and other information as the Security Registrar may (and, if so directed by the Company, shall) require, stating that such Security is being transferred pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act; and

          (ii) the Security Registrar shall register the transfer of any Restricted Security if the proposed transferor is an Agent Member holding a beneficial interest in a Rule 144A Global Security, upon receipt by the Security Registrar of (x) the certificate, if any, required by paragraph
     (i) above and (y) instructions given in accordance with the Depository's and the Security Registrar's procedures;

whereupon the Security Registrar shall reflect on its books and records the date of such transfer and (A) (if the transfer involves a transfer of a beneficial interest in a Rule 144A Global Security) a decrease in the principal amount of such Rule 144A Global Security in an amount equal to the principal amount to be transferred and (B) an increase in the principal amount of a Regulation S Global Security in an amount equal to the principal amount to be transferred.

          (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Restricted Security to a person purporting to be a QIB (excluding transfers to non-U.S. persons):

          (i) the Security Registrar shall register the transfer of any Restricted Security if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or who has otherwise advised the Company and the Security Registrar in writing, that the transfer has been made in compliance with the exemption from registration under the Securities Act provided under Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Security Registrar in writing, that such transferee represents and warrants that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that each of it and any such account is a QIB within the meaning of Rule 144A and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

          (ii) the Security Registrar shall register the transfer of any Restricted Security if the proposed transferee is an Agent Member, and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in the Rule 144A Global Security, upon receipt by the Security Registrar of instructions given in accordance with the Depository's and the Security Registrar's procedures, the Security Registrar shall reflect on the Security Register the date and an increase in the principal amount of the Rule 144A Global Security in an amount equal to the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

          (c) Other Transfers. If a Holder proposes to transfer a Security pursuant to any exemption from the registration requirements of the Securities Act other than as provided for by Sections 314(a) and 314(b), the Security Registrar shall only register such transfer or exchange if such transferor delivers to the Security Registrar and the Trustee an Opinion of Counsel satisfactory to the Company and the Security Registrar that such transfer is in compliance with the Securities Act and the terms of this Indenture; provided that the Company may, based upon the opinion of its counsel, instruct the Security Registrar by a Company Order not to register such transfer in any case where the proposed transferee is not a QIB or a non-U.S. person.

          (d) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Restricted Securities, the Security Registrar shall deliver only Securities that bear the legend set forth in Section 205 unless the circumstances contemplated by clause (a)(1)(x) of this Section 314 exist. By its acceptance of any Security bearing the legend set forth in Section 205, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in such legend and agrees that it shall transfer such Security only as provided in this Indenture.

          The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 313 or this Section 314 for a period of two years, after which time such letters, notices and other written communications shall at the written request of the Company be delivered to the Company. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Security Registrar.

          (e) Termination of Restrictions. The restrictions imposed by this
Section 314 upon the transferability of any particular Restricted Security shall cease and terminate (i) on the later of the date occurring two years after the Securities Issue Date with respect to such Restricted Security (or any Predecessor Security of such Restricted Security) and two years after the last date on which the Company or any Affiliate of the Company was the owner of such Restricted Security (or any Predecessor Security of such Restricted Security) or
(ii) (if earlier) if and when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act. Any Restricted Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Security for exchange to the Trustee or any transfer agent in accordance with the provisions of Section 305, be exchanged for a new Initial Security or any Additional Security, as the case may be, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by Section 205. The Company shall inform the Trustee in writing of (i) the effective date of any registration statement registering the Initial Securities or any Additional Security, as the case may be, under the Securities Act and
(ii) at the request of the Trustee, the date which is two years after the last date on which the Company or any Affiliate of the Company was the owner of a Restricted Security in the event that an Exchange Offer has not been consummated.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

          SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE.

          This Indenture shall, upon Company Request, cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (a) either

               (i) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (ii) all such Securities not theretofore delivered to the Trustee for cancellation

                    (A) have become due and payable, or

                    (B) will become due and payable within one year,

          and the Company, in the case of (A) or (B) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity;

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of Subsection
(a) of this Section 401, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive such satisfaction and discharge.

          SECTION 402. APPLICATION OF TRUST MONEY.

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    REMEDIES

          SECTION 501. EVENTS OF DEFAULT.

          An "Event of Default" occurs if:

          (a) the Company defaults in the payment of interest on any Security when the same becomes due and payable and such default continues for a period of 30 days;

          (b) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at maturity, upon acceleration or otherwise;

          (c) the Company fails to comply with any of its other agreements or covenants in, or provisions of, the Securities or this Indenture, and the Default continues for the period and after the notice, if any, specified below;

          (d) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or one of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or one of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists or shall be created hereafter (but excluding any Indebtedness for the deferred purchase price of property or services owed to the Person providing such property or services as to which the Company or such Restricted Subsidiary is contesting its obligation to pay the same in good faith and by proper proceedings and for which the Company or such Restricted Subsidiary has established appropriate reserves), and (i) either
     (A) such event of default results from the failure to pay any such Indebtedness at final maturity or (B) as a result of such event of default the maturity of such Indebtedness has been accelerated prior to its expressed maturity and (ii) the principal amount of such Indebtedness equals $25,000,000 or more or, together with the principal amount of any such Indebtedness in default for failure to pay principal at maturity or the maturity of which has been so accelerated, aggregates $25,000,000 or more;

          (e) a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any Restricted Subsidiary and either (i) an enforcement proceeding shall have been commenced by any creditor upon such judgment or (ii) such judgment remains undischarged and unbonded for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments exceeds $25,000,000;

          (f) the Company pursuant to or within the meaning of any Bankruptcy
     Law:

               (i) commences a voluntary case or proceeding,

               (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding,

               (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property,

               (iv) makes a general assignment for the benefit of its creditors, or

               (v) admits in writing that it generally is unable to pay its debts as the same become due; or

          (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief against the Company in an involuntary case or proceeding,

               (ii) appoints a Custodian of the Company or for all or substantially all of its property, or

               (iii) orders the liquidation of the Company;

     and in each case the order or decree remains unstayed and in effect for 60 days.

          The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          A Default under Section 501(c) is not an Event of Default until the Trustee notifies the Company in writing, or the Holders of at least 25% in principal amount of the Securities then Outstanding notify the Company and the Trustee in writing, of the Default, and the Company does not cure the Default within 60 days (30 days in the case of a Default under Section 801 or 1004) after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." Such notice to the Company shall be given by the Trustee if so requested in writing by the Holders of 25% of the principal amount of the Securities then Outstanding.

          SECTION 502. ACCELERATION OF MATURITY; RESCISSION.

          If an Event of Default (other than an Event of Default specified in Section 501(f) or 501(g)) occurs and is continuing, the Trustee or the Holders of at least 25% of the principal amount of the Initial Securities, Exchange Securities and any Additional Securities then Outstanding, voting together as a single class, by written notice to the Company and the agents, if any, under the Bank Credit Agreement (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare all unpaid principal of and accrued interest on all the Securities to be due and payable, as specified below. Upon a declaration of acceleration, such principal and accrued interest shall be due and payable 10 days after receipt by the Company of such written notice given hereunder. If an Event of Default specified in Section 501(f) or 501(g) with respect to the Company occurs, the amounts described above shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Upon payment of such principal and interest, all of the Company's obligations under the Securities and this Indenture, other than obligations under Section 606, shall terminate.

          The Holders of at least a majority in principal amount of the Securities then

Outstanding, voting together as a single class, by written notice to the Trustee, may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the non-payment of principal of or interest on the Securities which have become due solely because of the acceleration, have been cured or waived and (ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

          Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because an Event of Default specified in Section 501(d) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

          Notices by the Trustee to the agents under the Bank Credit Agreement provided for herein shall be delivered or mailed to Toronto Dominion (Texas), Inc., 909 Fannin Street, Suite 1700, Houston, Texas 77010, Attention: Manager, Syndications and Credit; and to any other person who hereafter becomes an agent under the Bank Credit Agreement, provided the Trustee has been notified by the Company or the Banks of the names and mailing addresses of such persons.

          SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

          The Company covenants that if

          (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (b) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, with interest upon the overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the

Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights.

          SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any proposal, plan of reorganization, arrangement, adjustment or composition or other similar arrangement affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 506. APPLICATION OF MONEY COLLECTED.

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee under Section
     606;

          SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest; and

          THIRD: The balance, if any, to the Company.

          SECTION 507. LIMITATION ON SUITS.

          No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% in principal amount of the Securities then Outstanding, voting together as a single class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

          SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest on such Security on the respective due dates expressed in such Security and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 509. RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 510. RIGHTS AND REMEDIES CUMULATIVE.

          Except as provided in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 511. DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 512. CONTROL BY HOLDERS.

          The Holders of a majority in principal amount of the Securities then Outstanding, voting together as a single class, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

          (a) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability, and

          (b) subject to the provisions of Trust Indenture Act Section 315, the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

          SECTION 513. WAIVER OF PAST DEFAULTS.

          The Holders of a majority in principal amount of the Securities then Outstanding, voting together as a single class, may on behalf of the Holders of all the Securities waive any past Default or Event of Default hereunder and its consequences, except a Default or Event of Default

          (a) in the payment of the principal of or interest on any Security, or

          (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 514. UNDERTAKING FOR COSTS.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 514 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Securities then Outstanding, voting together as a single class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturities expressed in such Security; provided that neither this Section 514 nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

          SECTION 515. WAIVER OF STAY, EXTENSION OR USURY LAWS.

          The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   THE TRUSTEE

          SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES.

          (a) Except during the continuance of an Event of Default,

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

          (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

               (i) this Subsection shall not be construed to limit the effect of clause (a) of this Section;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities; and

               (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 602. CERTAIN RIGHTS OF TRUSTEE.

          Subject to the provisions of Trust Indenture Act Sections 315(a) through 315(d):

          (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the expense of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (i) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

          (j) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

          (k) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

          SECTION 603. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements to be made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein.

          SECTION 604. MAY HOLD SECURITIES.

          The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Trust Indenture Act Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

          SECTION 605. MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          SECTION 606. COMPENSATION AND REIMBURSEMENT.

          The Company agrees:

          (a) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall have been caused by its negligence or willful misconduct; and

          (c) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          As security for the performance of the obligations of the Company under this Section 606, the Trustee shall have a Lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of Holders of particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(f) or 501(g), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services shall be intended to constitute expenses of administration under any Bankruptcy Law.

          The provisions of this Section 606 shall survive the termination of this Indenture.

          SECTION 607. CONFLICTING INTERESTS.

          (a) The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

          (b) The indenture, dated as of April 6, 2004, for the Company's Floating Rate Senior Notes due 2009 shall be deemed to be specifically described herein for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

          SECTION 608. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          There shall at all times be a Trustee hereunder qualified or to be qualified under Trust Indenture Act Section 310(a)(1) and which shall have a combined capital and surplus of at least $50,000,000 to the extent there is such an institution eligible and willing to serve. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 608, the combined capital and surplus of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 608, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 609. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 610.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee.

          (d) If at any time:

          (i) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (ii) the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (A) the Company by a Board Resolution may remove the Trustee, or (B) subject to Section 514, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 610, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and so accepted appointment, the Holder of any Security who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          SECTION 610. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, provided, however, that the retiring Trustee shall continue to be entitled to the benefit of Section 606(c); but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 611. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 612. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

          SECTION 613. TRUSTEE'S APPLICATION FOR INSTRUCTIONS FROM THE COMPANY.

          Any application by the Trustee for written instructions from the Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually received such application unless, with respect to any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

          SECTION 614. NOTICE OF DEFAULTS.

          Within 90 days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder actually known to a Responsible Officer of the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that, in the case of any default or breach of the character specified in
Section 501(d), no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

                                 ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 701. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

          Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

          SECTION 702. REPORTS BY TRUSTEE.

          Within 60 days after May 15 of each year commencing with May 15, 2005, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, as provided in Trust Indenture Act Section 313(c), a brief report dated as of such May 15 if required by Trust Indenture Act Section 313(a).

          SECTION 703. REPORTS BY COMPANY.

          The Company shall:

          (a) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates);

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                                       58


          (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates); and

          (c) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 703 as may be required by rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

          The Company shall not consolidate or merge with or into, or sell, assign, transfer, lease, convey, or otherwise dispose of all or substantially all of its assets to, any Person, unless:

          (a) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or disposition shall have been made, is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia and shall assume by supplemental indenture hereto all the obligations of the Company under the Securities and this Indenture;

          (b) immediately before and immediately after such transaction, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

          (c) immediately after such transaction, and after giving effect thereto, the Person formed by or surviving any such consolidation or merger, or to which such sale, assignment, transfer, lease or conveyance or disposition shall have been made (the "successor"), shall have a Cash Flow Ratio not in excess of 9 to 1; and

          (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture, if one is required by this
     Section 801, comply with this Section

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                                       59


     801 and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Cash Flow Ratio for purposes of this Section 801 shall be computed as if any such successor were the Company.

          SECTION 802. SUCCESSOR SUBSTITUTED.

          Upon any consolidation or merger, or any sale, assignment, transfer, Lease or conveyance or other disposition of all or substantially all of the assets, of the Company in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, assignment, transfer, Lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein. When a successor assumes all the obligations of its predecessor under this Indenture and the Securities, the predecessor shall be released from those obligations, provided that in the case of a transfer by Lease, the predecessor corporation shall not be released from the payment of principal and interest on the Securities.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

          SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

          (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein or in the Securities conferred upon the Company;

          (c) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that, in each case, such provisions shall not adversely affect the interests of the Holders in any material respect;

          (d) to secure the Securities, if the Company so elects;

          (e) to supplement any provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to Sections 1201, 1202 and 1203.

          (f) to make any changes necessary to qualify this Indenture under the Trust Indenture Act in connection with the Exchange Offer or the Shelf Registration Statement; or

          (g) to make any other change that does not adversely affect the rights of any Holder.

          SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding, voting together as a single class, by Act of such Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of waiving or modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture, amendment or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon, or change the coin or currency in which the principal of any Security or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof; or

          (b) reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

          (c) modify any of the provisions of this Section 902 or Section 513, except to increase any the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for the relevant action or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          It shall not be necessary for any Act of Holders under this Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this

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                                       61


Indenture, the Trustee shall be provided with, and (subject to Trust Indenture Act Section 315(a) through 315(d) and Section 602 hereof) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 906. REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE TEN

                                    COVENANTS

          SECTION 1001. PAYMENT OF PRINCIPAL AND INTEREST.

          The Company shall duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.

          SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY.

          The Company shall maintain, in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. If the Corporate Trust Office is located in New York City, then it shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company shall give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

          SECTION 1003. MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

          If the Company shall at any time act as its own Paying Agent, it shall, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for the Securities, it shall, on or before each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum in same day funds (or New York Clearing House funds if such deposit is made prior to the date on which such deposit is required to be made) sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of such action or any failure so to act.

          The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 1003, that such Paying Agent shall:

          (a) hold all sums held by it for the payment of the principal of or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any

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                                       63


Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

          SECTION 1004. CORPORATE EXISTENCE.

          Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Restricted Subsidiary and the corporate rights (charter and statutory), corporate licenses and corporate franchises of the Company and its Restricted Subsidiaries, except where a failure to do so, singly or in the aggregate, is not likely to have a materially adverse effect upon the business, assets, financial condition or results of operations of the Company and the Restricted Subsidiaries taken as a whole determined on a consolidated basis in accordance with generally accepted accounting principles; provided that the Company shall not be required to preserve any such existence (except of the Company), right, license or franchise if the Board of Directors, or the board of directors of the Restricted Subsidiary concerned, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Restricted Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Holders.

          SECTION 1005. PAYMENT OF TAXES AND OTHER CLAIMS.

          The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Company or any of its Subsidiaries and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a Lien upon the property of the Company or any Restricted Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          SECTION 1006. MAINTENANCE OF PROPERTIES.

          The Company shall cause all material properties owned by or leased to it or any Restricted Subsidiary and necessary in the conduct of its business or the business of such Restricted Subsidiary to be maintained and kept in normal condition, repair and working order, ordinary wear and tear excepted; provided that nothing in this Section 1006 shall prevent the Company or any Restricted Subsidiary from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors or the board of directors of the Restricted Subsidiary concerned, or of any officer (or other agent employed by the Company or any Restricted Subsidiary) of the Company or such Restricted Subsidiary having managerial responsibility for any such property, desirable in the conduct of the business of the Company or any Restricted Subsidiary of the Company and if such discontinuance or disposal is not adverse in any material respect to the Holders.

          The Company shall provide or cause to be provided, for itself and any Restricted Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties in the same general areas in which the Company or such Restricted Subsidiaries operate.

          SECTION 1007. LIMITATION ON INDEBTEDNESS.

          The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, incur, create, issue, assume, guarantee or otherwise become liable for, contingently or otherwise, or become responsible for the payment of, contingently or otherwise, any Indebtedness (other than Indebtedness between or among any of the Company and Restricted Subsidiaries) unless, after giving effect thereto, the Cash Flow Ratio shall be less than or equal to 9 to 1.

          SECTION 1008. LIMITATION ON LIENS.

          The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien of any kind, except for Permitted Liens, on or with respect to any of its property or assets, whether owned at the date of this Indenture or thereafter acquired, or any income, profits or proceeds therefrom, or assign or otherwise convey any right to receive income thereon, unless (x) in the case of any Lien securing Indebtedness that is subordinated in right of payment to the Securities, the Securities are secured by a Lien on such property, assets or proceeds that is senior in priority to such Lien and (y) in the case of any other Lien, the Securities are equally and ratably secured.

          SECTION 1009. LIMITATION ON RESTRICTED PAYMENTS.

          Except as otherwise provided in this Section 1009, the Company shall not, and shall not permit any Restricted Subsidiary to, make any Restricted Payment if (a) at the time of such proposed Restricted Payment, a Default or Event of Default shall have occurred and be continuing or shall occur as a consequence of such Restricted Payment or (b) immediately after giving effect to such Restricted Payment, the aggregate of all Restricted Payments that shall have been made on or after July 1, 1988 would exceed the sum of:

          (a) $25,000,000, plus

          (b) an amount equal to the difference between (i) the Cumulative Cash Flow Credit and (ii) 1.2 multiplied by Cumulative Interest Expense.

          For purposes of this Section 1009, the amount of any Restricted Payment, if other than cash, shall be based upon fair market value as determined by the Board of Directors, whose good faith determination shall be conclusive.

          The foregoing provisions of this Section 1009 shall not prevent (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment complied with the foregoing provisions or this Section 1009; (ii) the retirement, redemption, purchase, defeasance or other acquisition of any shares of the Company's Capital Stock or warrants, rights or options to acquire Capital Stock of the Company in exchange for, or out of the proceeds of a sale (within one year before or 180 days after such retirement, redemption, purchase, defeasance or other acquisition) of, other shares of the Company's Capital Stock or warrants, rights or options to acquire Capital Stock of the Company and (iii) the retirement, redemption, purchase, defeasance or other acquisition of any shares of CSC Holdings' Capital Stock or warrants, rights or options to acquire Capital Stock of CSC Holdings in exchange for, or out of the proceeds of a sale (within one year before or 180 days after such retirement, redemption, purchase, defeasance or other acquisition) of, other shares of CSC Holdings' Capital Stock or warrants, rights or options to acquire Capital Stock of CSC Holdings. For purposes of determining the aggregate permissible amount of Restricted Payments in accordance with clause (b) of the first paragraph of this Section 1009, all amounts expended pursuant to clause (i) of this paragraph shall be included and all amounts expended or received pursuant to clause (ii) or (iii) of this paragraph shall be excluded; provided, however, that amounts paid pursuant to clause (i) of this paragraph shall be included only to the extent that such amounts were not previously included in calculating Restricted Payments.

          For the purposes of this Section 1009, the net proceeds from the issuance of shares of Capital Stock of the Company upon conversion of Indebtedness shall be deemed to be an amount equal to (i) the accreted value of such Indebtedness on the date of such conversion and (ii) the additional consideration, if any, received by the Company upon such conversion thereof, less any cash payment on account of fractional shares (such consideration, if in property other than cash, to be determined by the Board of Directors, whose good faith determination shall be conclusive and evidenced by a Board Resolution). If the Company makes a Restricted Payment which, at the time of the making of such Restricted Payment, would in the good faith determination of the Company be permitted under the requirements of this Section 1009, such Restricted Payment shall be deemed to have been made in compliance with this Section 1009 notwithstanding any subsequent adjustments made in good faith to the Company's financial statements affecting Cumulative Cash Flow Credit or Cumulative Interest Expense for any period.

          SECTION 1010. LIMITATION ON INVESTMENTS IN UNRESTRICTED SUBSIDIARIES AND AFFILIATES.

          The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, (a) make any Investment or (b) allow any Restricted Subsidiary to become an Unrestricted Subsidiary (a "redesignation of a Restricted Subsidiary"), in each case unless (i) no Default or Event of Default shall have occurred and be continuing or shall occur as a consequence of such Investment or such redesignation of a Restricted Subsidiary and (ii) after giving effect thereto, the Cash Flow Ratio shall be less than or equal to 9 to 1.

          The foregoing provisions of this Section 1010 shall not prohibit (a) any renewal or reclassification of any Investment existing on the date hereof or
(b) trade credit extended on usual and customary terms in the ordinary course of business.

          SECTION 1011. TRANSACTIONS WITH AFFILIATES.

          The Company shall not, and shall not permit any of its Subsidiaries to, sell, lease, transfer or otherwise dispose of any of its properties or assets to or purchase any property or assets from, or enter into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, an Affiliate of the Company that is not a Subsidiary, having a value, or for consideration having a value, in excess of $25,000,000 individually or in the aggregate unless the Board of Directors shall make a good faith determination that the terms of such transaction are, taken as a whole, no less favorable to the Company or such Subsidiary, as the case may be, than those which might be available in a comparable transaction with an unrelated Person. For purposes of clarification, this Section 1011 shall not apply to any Restricted Payments permitted by Section 1009.

          SECTION 1012. PROVISION OF FINANCIAL STATEMENTS.

          (a) The Company shall supply without cost to each Holder of the Securities, and file with the Trustee (if not otherwise filed with the Trustee pursuant to Section 703) within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and quarterly reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange.

          (b) If the Company is not required to file with the Commission such reports and other information referred to in Section 1012(a), the Company shall furnish without cost to each Holder of the Securities and file with the Trustee
(i) within 140 days after the end of each fiscal year, annual reports containing the information required to be contained in Items 1, 2, 3, 6, 7, 8 and 9 of Form 10-K promulgated under the Exchange Act, or substantially the same information required to be contained in comparable items of any successor form, and (ii) within 75 days after the end of each of the first three fiscal quarters of each fiscal year, quarterly reports containing the information required to be contained in Form 10-Q promulgated under the Exchange Act, or substantially the same information required to be contained in any successor form.

          (c) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Restricted Security, the Company shall promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Security designated by such holder, as the case may be, in order to permit compliance by such holder with Rule 144A under the Securities Act.

          SECTION 1013. STATEMENT AS TO COMPLIANCE.

          The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year ending after April 6, 2004, a brief certificate of its principal executive officer, principal financial officer or principal accounting officer stating whether, to such officer's knowledge, the Company is in compliance with all covenants and conditions under this Indenture. For purposes of this Section 1013, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

          SECTION 1014. WAIVER OF CERTAIN COVENANTS.

          The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1007 through 1012 if, before or after the time for such compliance, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by Act of such Holders, waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

          SECTION 1015. STATEMENT BY OFFICERS AS TO DEFAULT.

          The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

          SECTION 1101. NOTICES TO TRUSTEE.

          If the Company elects to redeem Securities pursuant to the optional redemption provisions of Section 1107 hereof, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the Section of this Indenture pursuant to which the redemption shall occur, (ii) the Redemption Date, (iii) the principal amount of Securities to be redeemed and (iv) the Redemption Price.

          SECTION 1102. SELECTION OF SECURITIES TO BE REDEEMED.

          (a) If less than all of the Securities are to be redeemed at any time, the Trustee shall select the Securities to be redeemed among the Holders of the Securities in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not so listed, on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate. In the event of partial redemption by

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                                       68


lot, the particular Securities to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the Redemption Date by the Trustee from the outstanding Securities not previously called for redemption.

          (b) The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount at maturity thereof to be redeemed. No Securities in amounts of $1,000 or less shall be redeemed in part. Securities and portions of Securities selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Securities of a Holder are to be redeemed, the entire outstanding amount of Securities held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

          SECTION 1103. NOTICE OF REDEMPTION.

          (a) At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Securities are to be redeemed at its registered address.

          The notice shall identify the Securities to be redeemed and shall state:

          (i) the Redemption Date;

          (ii) if any Security is being redeemed in part, the portion of the principal amount at maturity of such Security to be redeemed and that, after the Redemption Date upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion of the original Security shall be issued in the name of the Holder thereof upon cancellation of the original Security;

          (iii) the name and address of the Paying Agent;

          (iv) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and become due on the date fixed for redemption;

          (v) that, unless the Company defaults in making such redemption payment, interest, if any, on Securities called for redemption ceases to accrue on and after the Redemption Date; and

          (vi) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

          (b) At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the Redemption Date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph. The notice, if mailed in the manner provided herein shall be presumed to have been given, whether or not the Holder receives such notice.

          SECTION 1104. EFFECT OF NOTICE OF REDEMPTION.

          Once notice of redemption is mailed in accordance with Section 1103 hereof, Securities called for redemption shall become irrevocably due and payable on the redemption date at the Redemption Price. A notice of redemption may not be conditional.

          SECTION 1105. DEPOSIT OF REDEMPTION PRICE.

          (a) Not later than 11:00 am on the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the Redemption Price of and accrued interest and Liquidated Damages, if any, on all Securities to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the Redemption Price of, and accrued interest and Liquidated Damages, if any, on, all Securities to be redeemed.

          (b) If the Company complies with the provisions of the preceding paragraph, on and after the Redemption Date, interest shall cease to accrue on the Securities or the portions of Securities called for redemption. If a Security is redeemed on or after a Regular Record Date but on or prior to the related interest payment date, then any accrued and unpaid interest shall be paid to the Person in whose name such Security was registered at the close of business on such Regular Record Date. If any Security called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the Redemption Date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 1001 hereof.

          SECTION 1106. SECURITIES REDEEMED IN PART.

          Upon surrender of a Security that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered. No Securities in denominations of $1,000 or less shall be redeemed in part.

          SECTION 1107. OPTIONAL REDEMPTION.

          At its option, the Company may redeem the Securities, in whole or in part, at any time and from time to time at a redemption price (the "Redemption Price") equal to the greater of (a) 100% of the principal amount of the Securities to be redeemed, or (b) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any Liquidated Damages or any portion of such payments of interest accrued to the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 50 basis points, plus, in each case, accrued and unpaid interest to the Redemption Date.

          Any redemption pursuant to this Section 1107 shall be made pursuant to the provisions of Sections 1101 through 1106 hereof.

                                 ARTICLE TWELVE

                       DEFEASANCE AND COVENANT DEFEASANCE

          SECTION 1201. OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

          The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1202 or Section 1203 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Twelve.

          SECTION 1202. DEFEASANCE AND DISCHARGE.

          Upon the Company's exercise under Section 1201 of the option applicable to this Section 1202, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1205 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive solely from the trust fund described in
Section 1204 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (D) this Article Twelve. Subject to compliance with this Article Twelve, the Company may exercise its option under this Section 1202 notwithstanding the prior exercise of its option under Section 1203 with respect to the Securities.

          SECTION 1203. COVENANT DEFEASANCE.

          Upon the Company's exercise under Section 1201 of the option applicable to this Section 1203, the Company shall be released from its obligations under any covenant contained in Article Eight and in Sections 1004 through 1012 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed Outstanding for financial accounting purposes). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(c), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under
Section 1201 of the option applicable to Section 1203, Sections 501(c) through 501(e) shall not constitute Events of Default.

          SECTION 1204. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

          The following shall be the conditions to application of either Section 1202 or Section 1203 to the Outstanding Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in U.S. Dollars in an amount, or (B) U.S. Government Obligations (as defined below) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms shall provide, not later than one day before the due date of any payment, cash in U.S. Dollars in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of and interest on the Outstanding Securities on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Subsection 501(f) or 501(g) is concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (3) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

          (4) In the case of an election under Section 1202, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since April 6, 2004, there has been a change in the applicable federal income tax law, in either case, to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (5) In the case of an election under Section 1203, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (6) In the case of an election under either Section 1202 or 1203, the Company shall represent to the Trustee that the deposit made by the Company pursuant to its election under Section 1202 or 1203 was not made by the Company with the intent of preferring the Holders over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

          (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in the United States, each stating that all conditions precedent provided for relating to either the defeasance under Section 1202 or the covenant defeasance under Section 1203 (as the case may be) have been complied with.

          SECTION 1205. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1205, the "Trustee") pursuant to Section 1204 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying

Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust are not subject to Article Twelve.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Obligations deposited pursuant to Section 1204 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

          Anything in this Article Twelve to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1204 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 1204(1)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

          SECTION 1206. REINSTATEMENT.

          If the Trustee or Paying Agent is unable to apply any money in accordance with Section 1202 or 1203, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1202 or 1203, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1202 or 1203, as the case may be; provided, however, that, if the Company makes any payment of principal of or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                   * * * * *

          This Indenture may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                        CABLEVISION SYSTEMS CORPORATION


                                        By:  /s/ William J. Bell
                                            ------------------------------------
                                        Name: William J. Bell
                                              ----------------------------------
                                        Title:  Vice Chairman
                                               ---------------------------------

Attest:

/s/ Victoria D. Salhus
-------------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                        THE BANK OF NEW YORK


                                        By:  /s/ Ming Ryan
                                            ------------------------------------
                                        Name:  Ming Ryan
                                              ----------------------------------
                                        Title:  Vice President
                                               ---------------------------------

                                    EXHIBIT A

                             RESTRICTED SUBSIDIARIES

CSC Holdings, Inc.
151 Fulton Street Corporation
1047 E 46th Street Corporation
2234 Fulton Street Corporation
A-R Cable Services - NY, Inc.
Arsenal MSub 2 Inc.
Cablevision Area 9 Corporation
Cablevision Digital Development, LLC
Cablevision Fairfield Corporation
Cablevision Lightpath, Inc.
Cablevision Lightpath - CT, Inc.
Cablevision Lightpath - NJ, Inc.
Cablevision Lightpath - NY, Inc.
Cablevision of Brookhaven, Inc.
Cablevision of Brookline, Inc.
Cablevision of Cleveland G.P., Inc.
Cablevision of Cleveland L.P., Inc.
Cablevision of Cleveland, L.P.
Cablevision of Connecticut Corporation
Cablevision of Connecticut Limited Partnership
Cablevision of Hudson County, Inc.
Cablevision of Litchfield, Inc.
Cablevision of Monmouth, Inc.
Cablevision of New Jersey, Inc.
Cablevision of Newark
Cablevision of Oakland, LLC
Cablevision of Ossining Limited Partnership (f/k/a Cablevision of Brookline LP) Cablevision of Paterson, LLC
Cablevision of Rockland/Ramapo, LLC
Cablevision of Southern Westchester, Inc.
Cablevision of the Midwest Holding, Inc.
Cablevision of Wappingers Falls, Inc. (f/k/a Cablevision of Boston, Inc.) Cablevision of Warwick, LLC
Cablevision Systems Brookline Corporation
Cablevision Systems Dutchess Corporation
Cablevision Systems East Hampton Corporation
Cablevision Systems Great Neck Corporation
Cablevision Systems Huntington Corporation
Cablevision Systems Islip Corporation
Cablevision Systems Long Island Corporation
Cablevision Systems New York City Corporation (f/k/a NYC LP Corp.)
Cablevision Systems of Southern Connecticut Limited Partnership
Cablevision Systems Suffolk Corporation

Cablevision Systems Westchester Corporation
Communications Development Corporation
CSC Acquisition - MA, Inc.
CSC Acquisition - NY, Inc.
CSC Acquisition Corporation
CSC Gateway Corporation
CSC Optimum Holdings, LLC
CSC TKR, Inc.
CSC TKR I, Inc.
KRC/CCC Investment Partnership
Petra Cablevision Corporation
Samson Cablevision Corp.
Suffolk Cable Corporation
Suffolk Cable of Shelter Island, Inc.
Suffolk Cable of Smithtown, Inc.
Telerama, Inc.

                                    EXHIBIT B

                      FORM OF REGISTRATION RIGHTS AGREEMENT